UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   April 8, 2010

MONKEY ROCK GROUP, INC.
(Exact Name of Registrant As Specified In Charter)

DELAWARE	1-15165	98-0208402
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employee Identification No.)

P.O. Box 1030
Sturgis, SD 57785
(Address of Principal Executive Offices)

 (877) 523-4070
  (Issuer Telephone Number)

Comcam, Inc.
 (Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 8, 2010 the Board of Directors of Comcam, Inc. (the “Company”) approved the filing of a Certificate of Amendment to the Articles of Incorporation with the Delaware Secretary of State changing the Company’s name from Comcam, Inc. to Monkey Rock Group, Inc.

ITEM 8.01 OTHER EVENTS

Effective May 5, 2010 the Company’s trading symbol on the Over the Counter Bulletin Board has been changed from “CMCA” to “MKRO” as a result of the Amendment disclosed in Item 5.03 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit #	Description
3.1	Amendment to the Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MONKEY ROCK GROUP, INC

By:	/s/John Dent
JOHN DENT Chief Executive Officer & President

 Dated: May 6, 2010

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